UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2022

SANARA MEDTECH INC.
(Exact name of registrant as specified in its charter)

Texas	001-39678	59-2219994
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 529-2300

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2022 (the “Effective Date”), Shawn M. Bowman tendered his resignation as President, Strategic Partnerships of Sanara MedTech Inc. (the “Company”), effective immediately.

On December 2, 2022, in connection with Mr. Bowman’s resignation, the Company and Mr. Bowman entered into a Separation Agreement and General Release and Waiver (the “Separation Agreement”), pursuant to which Mr. Bowman is entitled to receive a lump-sum, cash separation payment equal to $60,000, less all applicable withholdings and deductions. In addition, pursuant to the Separation Agreement, the Company agreed to waive all vesting requirements and forfeiture provisions related to a restricted stock award previously granted to Mr. Bowman under the Company’s Restated 2014 Omnibus Long Term Incentive Plan, as amended, such that 4,519 shares of restricted common stock vested on the Effective Date. In consideration for the separation benefits provided in the Separation Agreement, Mr. Bowman agreed to, among other things, a general release of claims in favor of the Company and to comply with a customary non-disparagement covenant following his resignation. Upon effectiveness of the Separation Agreement, Mr. Bowman’s existing employment agreement automatically terminated, except that certain surviving customary confidentiality provisions and non-disparagement covenants will remain in full force and effect.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and General Release and Waiver, dated December 2, 2022, between Sanara MedTech Inc. and Shawn M. Bowman.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanara MedTech Inc.

Date:	December 6, 2022	By:	/s/ Michael D. McNeil
		Name:	Michael D. McNeil
		Title:	Chief Financial Officer